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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-83392, No. 333-54980, No. 333-31138) of Escalon
Medical Corp. of our reports dated August 16, 2002 and September 19, 2003 relating to the financial statements, which appear in this Annual Report on Form 10-K for the years ended June 30, 2002 and June 30, 2003, respectively.

/s/ Parente Randolph, LLC

Philadelphia, Pennsylvania
September 19, 2003

                                      F-28